                                                                    Exhibit 10.6


                         MINERA FREMONT GOLD CHILE S.A.
                       SAN CRESCENTE 400, SANTIAGO - CHILE
                      TEL. (56-2)334-9293/334-9899/234-9193
                               FAX. (56-2)233-8461



To:  Mike Hopley                                           DATE:  Nov. 20, 1996
        Fax (604)682-6508

From:  Robert Partarrieu                                   REF:  Work Contract


DEAR MIKE:

AS PER OUR DISCUSSION:

This Employment Agreement is made effective on June 6, 1996. Between Minera Fremont Gold Chile S.A. (The "Company") with address in: San Crescente 400, Las Condes, Santiago - Chile and Roberto E. Partarrieu ("Employee").

ENGAGEMENT
         The Employee shall provide the full time services to Minera Fremont Gold Chile S.A. a General Manager effective June 6, 1996.

COMPENSATION
         Salary: For the first 12 months of the engagement of the Employee by Minera Fremont Gold Chile S.A., Employee will be paid an annual salary of US$80,000 paid $6,667 per month, subject to customary amounts held back pursuant to income tax and social security legislation of Chile.

         All reasonable expenses, travel, lodging, etc., incurred by Employee in connection with carrying out the duties of the Employee for the Company will be reimbursed.

         If Employee dies during the term of this contract all benefits given to Employee by the "Company" will immediately be exercisable by the lawful representative or beneficiary of the estate of Employee.

         Employee will be entitled to 20 business days of annual holidays to be taken at such time or times as are reasonably satisfactory to the "Company" and Employee.

NEGATIVE COVENANTS:

         Without the consent of the Company, Employee will not be permitted, during the term of this agreement, to engage in any business (direct of through any kind of ownership or other arrangement other than ownership of securities of publicly held corporations) which is primarily involved in mineral exploration and development, or accept employment with or render service to a person involved in such business or take any other action inconsistent with the fiduciary relationship of an employee to his corporation but, subject to such limitation, Employee may make investment for his own account and raise money for any business or enterprise whatsoever, provided that such business or enterprise is not involved in mineral exploration and development. Employee may, with the consent of the Company, such consent not to be unreasonably withheld, serve as a director of other companies engaged in mineral exploration and development provided such companies do not directly compete with the Company.

NOTICE OF CONFLICT:

         If the Board acting reasonably determines that Employee is engaged in an activity which is deemed to be a conflicting activity, the Company will cause the employee to be so advised in writing, and Employee will thereafter discontinue such activity within 30 days after such notice, or such longer period as the Board agrees, and Employee will, within such 30 days or longer period, certify in writing to the Company that he has discontinued such activity by sale or other disposing of all interest therein or by the transfer of all such interests, save a beneficial interest, into a "blind trust" or other fiduciary arrangement over which Employee has no control or direction.

CONFIDENTIALITY:

         Notwithstanding anything else in this Agreement, upon termination of Contractor's employment hereunder for any reason, Employee agrees to keep strictest and utmost confidentiality with respect to the business affairs, planned activities, proposed programs and acquisitions, customers, suppliers, technology, proprietary rights, patents, research, business and assets of the company.

         Notwithstanding anything else in this Agreement, it is expressly acknowledged and understood by employee that all the work product or Employee while employed by the Company pursuant to the terms hereof shall vest in the Company absolutely.

DUTIES OF EMPLOYEE:

         During the term of this Agreement Employee will diligently perform his duties as set out hereunder to the best of his skill and ability, and attend to his duties on a full time basis, at such specific times and days as reasonably directed by the Company, excepting holidays, absence due to sickness and other authorized absences as set out herein.

TERMINATION BY THE COMPANY FOR JUST CAUSE

         The Company may terminate this Agreement without the notice (or compensation in lieu thereof for just cause. For the purpose of "just cause" shall mean any of the following:

         a)   Any material breach by Employee of the terms of this Agreement;

         b) the willful and continued failure by Employee substantially to perform Employee's duties with the Company(other than any such failure resulting from Employee's incapacity due to physical or mental illness). After a demand for substantial performance is delivered to Employee by the Board which specifically identifies the manner in which the Board believed that Employee has not substantially performed Employee's duties;

         c) the willful engaging by Employee in competitive activities against the Company. For purposes of this paragraph, no act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that Employee's action or omission was in the best interest of the Company.

TERMINATION WITHOUT THE ABOVE MENTIONED CAUSES:

         Either party may terminate this Agreement and the employment of the Employee hereunder. If the Employee terminates this agreement it must provide not less than thirty (30) days notice to the company and Employee will receive 1 full month payment at his full gross monthly salary rate for each year worked. Notwithstanding, Employee shall by entitled t all the benefits provided for by the "Company" in this Agreement upon any termination of this Agreement.

         Any termination by the Company shall be communicated by written Notice of Termination to the other parties hereto. For purpose of the Agreement, "Notice of Termination" shall mean a notice reasonably detailing the facts and circumstance claimed to provide a basis for termination of Employee's services under the provision so specified. Notwithstanding, Employee shall be entitled to a minimum of 6 month salaries at the full gross monthly salary rate and all benefits provided for by the "Company" in this Agreement.

RETURN OF PROPERTY

         On the effective date of termination, Employee will deliver up to the company, in a reasonable state, all assets, including notes, data, reports, documents, programs, computers and copies thereof, produced, owned leased or bailed to the Company and used by or in the possession of Employee hereunder.

RESIGNATION

         As of the date of termination of this Agreement, Employee will also resign as an officer or director of the Company and of any subsidiary or affiliate as the case may be.

/s/ Robert Partarrieu
-------------------------------


ACKNOWLEDGED AND AGREED

/s/ Michael J. Hopley
-------------------------------

                                                                      Exhibit 22


                              LIST OF SUBSIDIARIES


         Flagship Holding Ltd. ("FHL"), a Barbados corporation, owns 99% of Minera Fremont Gold Chile, S.A. ("MFG"), a Chilean corporation, formerly known as Inversiones Mineras Ayl S.A.. In turn, FHL is a wholly owned subsidiary of Fremont Gold Corporation. As a result of this arrangement, MFG is the sole operating subsidiary of Fremont Gold Corporation.

                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

I hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of my report dated February 11, 1997 relating to the financial statements of Fremont Gold Corporation, formerly known as The Rothchild Companies. Inc. as of December 31, 1995 and for the years ended December 31, 1995 and 1994. I also consent to the reference to myself under the caption "Experts" in the Prospectus included in the Registration Statement.

/s/ Thomas Klash
-------------------------------
Thomas W. Klash
Certified Public Accountant
Hollywood, Florida
February 11, 1997

                                                                    Exhibit 23.2


                    INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT


The Board of Directors
Flagship Holding Ltd.

We consent to the use in the Registration Statement and Prospectus on Form SB-2 of Fremont Gold Corporation of our Auditors Report to the Directors dated August 23, 1996 on the consolidated balance sheet of Flagship Holding Ltd. as at June 30, 1996 and the consolidated statements of operations and deficit and changes in cash flows for the period from incorporation on June 14, 1996 to June 30, 1996 included in this Registration Statement and Prospectus, and to the reference to our firm under the headings "Experts" in the Prospectus.

Our auditors' report relating to the financial statements referred to in the preceding paragraph is supplemented by a report entitled "Comments by Auditors for U.S. Readers on Canada-U.S. Reporting Conflict" that states that Canadian reporting standards do not permit reference to uncertainties such as the Company's ability to continue as a going concern as discussed in Note 1 to the consolidated financial statements, when the uncertainties are adequately disclosed in the financial statements and accompanying notes. Under United States reporting standards, such uncertainties would be described in the auditors' report in an explanatory paragraph following the opinion paragraph.


Chartered Accountants

/s/ KPMG

Vancouver, Canada
February 12, 1997

                                                                      Exhibit 24


                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Michael J. Hopley and Edward M. Topham, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission respecting the offer and sale of 3,600,000 units, each unit consisting of one share of Common Stock, par value $.001, of Fremont Gold Corporation, a Delaware Corporation, and one Detachable, Redeemable Common Stock Purchase Warrant, together with any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 6, 1997



                                                    /s/ David Shaw
                                                    ---------------------------
                                                    David Shaw


PROVINCE OF BRITISH COLUMBIA )
                             )  ss.
County of Vancouver          )

         On this 6th day of February, 1997, before me, the undersigned Notary Public, personally appeared David Shaw, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                    /s/ JC
                                                    ---------------------------
                                                    Notary Public
My commission does not expire:

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Michael J. Hopley his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission respecting the offer and sale of 3,600,000 units, each unit consisting of one share of Common Stock, par value $.001, of Fremont Gold Corporation, a Delaware Corporation, and one Detachable, Redeemable Common Stock Purchase Warrant, together with any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 6, 1997


                                                    /s/ Edward M. Topham
                                                    ---------------------------
                                                    Edward M. Topham


Province of British Columbia )
                             )  ss.
County of Vancouver          )

         On this 6th day of February, 1997, before me, the undersigned Notary Public, personally appeared Edward Topham, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    /s/ Rod C. McKeem
                                                    ---------------------------
                                                    Notary Public
My commission does not expire

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Edward M. Topham his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission respecting the offer and sale of 3,600,000 units, each unit consisting of one share of Common Stock, par value $.001, of Fremont Gold Corporation, a Delaware Corporation, and one Detachable, Redeemable Common Stock Purchase Warrant, together with any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 6, 1997


                                                    /s/ Michael J. Hopley
                                                    ---------------------------
                                                    Michael J. Hopley


Province of British Columbia )
                             )  ss.
County of Vancouver          )

         On this 6th day of February, 1997, before me, the undersigned Notary Public, personally appeared Michael Hopley, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    /s/ Rod C. McKeem
                                                    ---------------------------
                                                    Notary Public
My commission does not expire